Business combination	12 Months Ended
Dec. 31, 2025
Business combination
Business combination

12.Business combination

Acquisition of a group of renewable energy generation companies in Colombia

On November 13, 2025, once the parties fulfilled the conditions precedent and the required legal requirements, the transaction between Ecopetrol S.A. and Statkraft European Wind and Solar Holding AS for the acquisition of seven companies was successfully completed comprising of six renewable energy generation companies in Colombia ((i) Parque Solar Portón del Sol S.A.S. E.S.P. (“Portón del Sol”), (ii) El Roble Solar S.A.S. (“El Roble”), (iii) Córdoba Solar 2 S.A.S. (“Romosinuano”), (iv) Planta Solar Sahagún S.A.S. (“El Espino”), (v) Girasol 1 S.A.S. (“Hojarasca”) and (vi) La Cayena Solar S.A.S. (“La Cayena”)) and one administrative support company (Enerfin Services S.A.S. (“Energuana”)). Effective November 13, 2025, Ecopetrol S.A. assumed control of the seven companies, which constitutes a business combination. According to the accounting analysis performed by Ecopetrol S.A., this transaction is recognized under IFRS 3 and was accounted using the acquisition method

With the acquisition of these companies, Ecopetrol S.A. becomes the sole owner of the shares and adds a portfolio of more than approximately 0.5 GW of solar energy.

Through this acquisition, Ecopetrol S.A. advances its decarbonization and energy transition goals, aligned with its 2040 Strategy, Energy that Transforms. This acquisition promotes the competitive generation of low-emission energy for the self-consumption of the Ecopetrol Group and complements the traditional oil and gas business portfolio.

Identifiable Assets Acquired and Liabilities Assumed

The amounts recognized for acquired and existing assets and liabilities assumed as of the acquisition date are summarized below:

Fair value
Assets
Cash and cash equivalents	5
Trade and other receivables	8
Property, plant, and equipment	565
Right of use assets	13
Other assets	10
Total Assets	601
Liabilities
Loans and borrowings	290
Trade and other payables	3
Deferred tax liabilities	5
Other liabilities	15
Total Liabilities	313
Fair value of identifiable net assets	288

Goodwill arising from the acquisition (Note 19)	18
Consideration transferred, net of cash and cash equivalents acquired	301

The fair value of the property, plant, and equipment reflects the cost associated with the Portón del Sol solar plant, located in the municipality of La Dorada, Caldas, in the Magdalena Medio region, with an installed capacity of 102 MW. This solar plant connects to the Purnio substation at a level of 230 kV via a 1.3 km transmission line, through which it delivers its capacity to the National Interconnected System. Ecopetrol S.A. then uses the energy produced for its own operations under a self-generation model with remote delivery.

The goodwill is primarily attributable to the future profitability of the energy business, management’s know-how in generating new business, and other factors not included in other intangible assets. The recognized goodwill is not tax-deductible in Colombia.

The costs related to the acquisition of $7 were recognized as operating expenses in the period, primarily associated with commissions and fees for legal and financial advisory services.